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                                                                  EXHIBIT 10.160





                        UNCONDITIONAL GUARANTY AGREEMENT


         THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of September 6, 1996, made by each of the Guarantors listed on the signature pages hereto (the "Guarantors"), in favor of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association, as Administrative Agent (the "Administrative Agent") for the ratable benefit of itself, the Lenders (the "Lenders") party to the Credit Agreement of even date between Corrections Corporation of America, a Delaware corporation, as Borrower, the Lenders, and the Administrative Agent (as amended or supplemented from time to time, the "Credit Agreement"), the Issuing Lender (as defined in the Credit Agreement) and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement.


                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Credit Agreement, the Lenders have agreed to extend certain credit facilities to the Borrower in the aggregate principal amount of up to $170,000,000. The Borrower and the Guarantors comprise one integrated financial enterprise, and all Loans to the Borrower will inure, directly or indirectly, to the benefit of each of the Guarantors.

         In connection with the transactions contemplated by the Credit Agreement, the Lenders have requested, and each of the Guarantors has agreed to execute and deliver, this Guaranty.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Lenders to continue to make available Loans pursuant to the Credit Agreement, it is agreed as follows:

         SECTION 1. Definitions. Capitalized terms used herein (including the preamble hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in the Credit Agreement to a "Guaranty Agreement" or herein to this "Guaranty" shall include and mean this Guaranty, including all amendments and supplements hereto now or hereafter in effect.

         SECTION 2. Guaranty of Obligations of Borrower. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower,






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whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations"); provided, that notwithstanding anything to the contrary contained herein, it is the intention of each Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets or in any proceeding to determine whether the execution and delivery of this Guaranty by any Guarantor constitutes a dividend or distribution to the Borrower under Applicable Law, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Section 547, Section 548, Section 550 and other "avoidance" provisions of Title 11 of the United States Code) or governing the legality of dividends or distributions by a corporation to its shareholders, applicable in any such proceeding to such Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that such Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and





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recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The foregoing proviso is intended solely to preserve the rights of the Administrative Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         SECTION 3. Nature of Guaranty. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                 (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower or any Subsidiary thereof is or may become a party;

                 (b) the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

                 (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                 (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that, subject to the proviso in Section 2 hereof, its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. To the extent permitted by law, each Guarantor expressly waives all rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or





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against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. To the extent permitted by law, each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Guarantor, any other guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreement.

         SECTION 4. Demand by the Administrative Agent. In addition to the terms set forth in Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreement are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 5. Waivers. In addition to the waivers contained in Section 3, each Guarantor, to the extent permitted by law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the





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benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

         SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         SECTION 7. Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

                 (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                 (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                 (c) amend or modify, in any manner whatsoever, the Loan Documents;

                 (d) extend or waive the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                 (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or





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         the Lenders have been granted a Lien, to secure any Debt of any
         Guarantor, any other guarantor or the Borrower to the Administrative Agent or the Lenders;

                 (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender;

                 (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

                 (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to any Guarantor as a result thereof, and no such action shall impair or release the obligations of any Guarantor under this Guaranty.

         SECTION 8. Reinstatement. Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

         SECTION 9. Representations and Warranties. To induce the Lenders to make any Loans, each Guarantor hereby represents and warrants that:





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                 (a)      such Guarantor has the corporate right, power and
         authority to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of, this Guaranty;

                 (b) this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                 (c) the execution, delivery and performance of this Guaranty will not violate any provision of any Applicable Law or material contractual obligation of such Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Guarantor;

                 (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                 (e) no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby;

                 (f) such Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except those permitted by Section 10.3 of the Credit Agreement; and

                 (g) as of the Closing Date, such Guarantor (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies) and
         (c) does not believe that





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         it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         SECTION 10.  Remedies.

         (a) Upon the occurrence of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Loan Documents or otherwise.

         (b) No right or remedy herein conferred upon the Administrative Agent is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Lenders may instruct the Administrative Agent to pursue, or refrain from pursuing, any remedy available to the Administrative Agent at such times and in such order as the Required Lenders shall determine, and the Required Lenders' election as to such remedies shall not impair any remedies against any Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Administrative Agent to seek a deficiency judgment against the Borrower shall not impair any Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

         SECTION 11. No Subrogation. Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received





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by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         SECTION 12.  Miscellaneous.

         (a) Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by each Guarantor and the Administrative Agent, consented to by such Lenders as required by Section 13.11 of the Credit Agreement.

         (b) Headings. Titles and captions of sections and subsections in this Guaranty are for convenience of reference only, and neither limit or amplify the provisions of this Guaranty.

         (c) Notices. All notices and communications hereunder shall be given in accordance with Section 13.1 of the Credit Agreement.

         (d) Binding Effect. This Guaranty shall bind each Guarantor and shall inure to the benefit of the Administrative Agent, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, and their respective successors and assigns. No Guarantor may assign this Guaranty or delegate any of its duties hereunder, other than in connection with the merger of such Guarantor into such other Person as permitted by Section 10.5 of the Credit Agreement.

         (e) Non-Waiver. The failure of the Administrative Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Administrative Agent or any Lender, nor excuse any Guarantor from its obligations hereunder. Any waiver of any such right or remedy by the Lenders must be in writing and signed by the Required Lenders.

         (f) Termination. This Guaranty shall terminate and be of no further force or effect on the date when the Guaranteed Obligations have been indefeasibly paid in full and the Commitments terminated.

         (g) Governing Law. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         (h) Consent to Jurisdiction. Each Guarantor hereby irrevocably consents to the personal jurisdiction of the state and federal





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courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. Each Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner referenced in Section 12(c). Nothing in this Section 12(h) shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Guarantor or its properties in the courts of any other jurisdictions.

         (i)     Binding Arbitration; Waiver of Jury Trial.

                 (i) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or any other Loan Documents ("Disputes"), between or among parties to this Guaranty or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

                 (II) JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING





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         ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR THE
         OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                 (iii) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (C) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and
         (D) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         (j) Limitation of Liability. Neither the Administrative Agent, the Lenders nor any Affiliate thereof shall have any liability with respect to, and each Guarantor hereby waives, releases and agrees not to sue upon, any claim for any special, indirect, punitive, exemplary or consequential damages suffered by such Guarantor in connection with, arising out of, or in any way related to this Guaranty and the other Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith.

         (k) Expenses. The Guarantors agree that they will reimburse the Administrative Agent and each Lender for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by such Administrative Agent or Lender in connection with the enforcement of the obligations of the Guarantors under this Guaranty and any other Loan Documents and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the amendment or modification of this Guaranty.

         (l) Indemnities. Each Guarantor agrees to hold the Administrative Agent and the Lenders harmless from and against all losses suffered by the Administrative Agent and the Lenders in





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322970.4
connection with (i) the exercise by the Administrative Agent or the Lenders of any right or remedy granted to them under this Guaranty, (ii) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Guaranty, and (iii) the collection or enforcement of the Obligations, the Guaranteed Obligations or any of them; provided, that such Guarantor shall not be obligated to reimburse the Administrative Agent or the Lenders for costs and expenses, or indemnify the Administrative Agent or the Lenders for any loss, resulting from the gross negligence or willful misconduct of the Administrative Agent or the Lenders. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and Lenders are entitled under this Guaranty shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.





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

         IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty under seal as of the date first above written.


[CORPORATE SEAL]                           CCA INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


[CORPORATE SEAL]                           TRANSCOR AMERICA, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


[CORPORATE SEAL]                           CONCEPT INCORPORATED


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


[CORPORATE SEAL]                           CORRECTION MANAGEMENT AFFILIATES,
                                           INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


[CORPORATE SEAL]                           CORRECTIONAL SERVICES GROUP, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


[CORPORATE SEAL]                           MINERAL WELLS R.E. HOLDING CORP.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

[CORPORATE SEAL]                           CORRECTIONS PARTNERS, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT

         UNCONDITIONAL GUARANTY AGREEMENT SUPPLEMENT, dated as of _____________________, (the " Supplement"), made by [INSERT NAME OF NEW SUBSIDIARY], a __________________ (the "New Guarantor"), in favor of First Union National Bank of Tennessee, as agent (in such capacity, the "Administrative Agent") under the Credit Agreement (as defined in the Guaranty Agreement referred to below) for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement.

         1. Reference is hereby made to the Guaranty Agreement dated as of [___________], made by the certain Subsidiaries of Corrections Corporation of America, party thereto (the "Guarantors") as guarantors, in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Guaranty Agreement"). This Supplement supplements the Guaranty Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Guaranty Agreement.

         2. The New Guarantor hereby agrees to unconditionally guarantee to the Administrative Agent for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower to the same extent and upon the same terms and conditions as are contained in the Guaranty Agreement.

         3. The New Guarantor hereby agrees that by executing this Supplement it is a party to the Guaranty Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Guarantor agrees that the "Guaranty Agreement" or "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty Agreement as supplemented hereby.

         4. The New Grantor hereby acknowledges it has received a copy of the Guaranty Agreement and that it has read and understands the terms thereof.

         IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                           [INSERT NAME OF NEW SUBSIDIARY]


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------